UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

MCDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Republic of Panama	001-08430	72-0593134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas		77079
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (281) 870-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

New Warrant Agreement

On December 2, 2019, McDermott International, Inc., a Panamanian corporation (“McDermott”) entered into a Warrant Agreement with Computershare Inc. and Computershare Trust Company, N.A (the “Series B Warrant Agreement”), to among other things, authorize and establish the terms for the issuance of 91,406 Series B Warrants (the “Series B Warrants”) issuable to the lenders under McDermott’s superpriority senior secured credit agreement, dated October 21, 2019 (as amended, the “Superpriority Credit Agreement”), with a syndicate of lenders and letter of credit issuers (collectively, the “Superpriority Lenders”), Barclays Bank PLC, as administrative agent for the Term Facility (as defined in the Superpriority Credit Agreement), and Crédit Agricole Corporate and Investment Bank, as administrative agent for the LC Facility (as defined in the Superpriority Credit Agreement). These Series B Warrants entitle each Superpriority Lender to purchase one share of common stock of McDermott, par value $1.00 per share (the “Common Stock”), at a purchase price of $0.01 per share. Pursuant to the Series B Warrant Agreement, the Series B Warrants issued thereunder shall be exercisable from the date of issuance until 5:00 p.m., New York City time, on December 2, 2029.

The foregoing description of the Series B Warrant Agreement is qualified in its entirety by reference to the full text of the Series B Warrant Agreement, a copy of which is filed hereto as Exhibit 10.1 to this report and is incorporated herein by reference.

New Registration Rights Agreement

On December 2, 2019, McDermott entered into a new Registration Rights Agreement between McDermott and the purchasers signatory thereto to (the “New Registration Rights Agreement”), relating to the registration of the resale of the shares of Common Stock issuable upon the exercise of the Series B Warrants, the Common Stock and the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”). Pursuant to the New Registration Rights Agreement, McDermott is required to use its commercially reasonable efforts to prepare and file, within 15 days of the issuance of the shares of Common Stock underlying the Series B Warrants, the Common Stock and the Preferred Stock, a registration statement (or a prospectus supplement to an already effective registration statement) under the Securities Act of 1933 (the “Securities Act”) and to permit the public resale of the shares of Common Stock underlying the Series B Warrants, the Common Stock and the Preferred Stock.

The foregoing description of the New Registration Rights Agreement is qualified in its entirety by reference to the full text of the New Registration Rights Agreement, a form of which is filed hereto as Exhibit 10.2 to this report and is incorporated herein by reference.

Forbearance Agreement

On December 6, 2019, McDermott Technology (Americas), Inc. (“MTA”), McDermott Technology (US), Inc. (“MTUS” and, together with MTA, the “Issuers”) and certain subsidiaries of McDermott entered into an Amended and Restated Forbearance Agreement (the “Forbearance Agreement”), which amends and restates the Forbearance Agreement that was previously entered into by McDermott, MTA, MTUS, certain subsidiaries of McDermott and an ad hoc group of holders of approximately 35% of the Issuers’ 10.625% Senior Notes due 2024, pursuant to that certain Indenture, dated as of April 18, 2018 (the “Indenture”), by and among McDermott, certain subsidiaries of McDermott and Wells Fargo Bank, National Association, as trustee.

The foregoing description of the Forbearance Agreement is qualified in its entirety by reference to the full text of the Forbearance Agreement, a copy of which is filed hereto as Exhibit 10.3 to this report and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the issuance of the Series B Warrants, shares of Common Stock issuable upon exercise of the Series B Warrants and Common Stock as well as the creation of the Series A Preferred Stock set forth in Items 1.01 and 5.03, respectively, of this report are incorporated herein by reference. On December 2, 2019, pursuant to the Superpriority Credit Agreement, McDermott issued to certain of the Superpriority Lenders (i) 91,406 Series B Warrants, (ii) 560,083 shares of Series A Preferred Stock, and (iii) 5,402,655 shares of Common Stock (such issuances, collectively, the “Private Placement”). The Private Placement was undertaken in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2019, McDermott filed a New Certificate of Designation of Preferred Stock of McDermott (the “New COD”), effective December 2, 2019, with the Public Registry of the Republic of Panama to, among other things, create from the 25,000,000 shares of preferred stock, par value $1.00 per share, the Series A Preferred Stock. The New COD authorizes a total of 560,083 shares of Series A Preferred Stock.

On December 6, 2019 McDermott filed a Certificate of Amendment to the Certificate of Designation of 12% Redeemable Preferred Stock of McDermott (the “Amended COD”), effective December 2, 2019, with the Public Registry of the Republic of Panama to, among other things, amend the original Certificate of Designation, dated October 30, 2018, as amended by the Certificate of Amendment thereto, dated October 24, 2019, to allow for the incurrence of additional indebtedness pursuant to the Superpriority Credit Agreement.

The foregoing descriptions of the New COD and the Amended COD are qualified in their entirety by reference to the full text of the New COD and the Amended COD, copies of which are filed hereto as Exhibits 3.1 and 3.2, respectively, to this report and are incorporated herein by reference.

Item 8.01	Other Events.

Tripartite Agreement

On December 2, 2019, McDermott and the Issuers entered into an agreement of resignation, appointment and acceptance (the “Tripartite Agreement”), with Wells Fargo Bank, National Association (the “Resigning Trustee”) and UMB Bank, N.A. (the “Successor Trustee”), with respect to the Indenture.

The Tripartite Agreement provides that, effective as of the date thereof, (1) the Resigning Trustee assigns, transfers, delivers and confirms to the Successor Trustee all of its rights, title, interest under the Indenture and all of its rights, title, interests, capacities, privileges, duties and responsibilities as trustee, registrar, note custodian and paying agent under the Indenture; (2) the Issuers accept the resignation of the Resigning Trustee as trustee, registrar, note custodian and paying agent under the Indenture and appoint the Successor Trustee as trustee, registrar, note custodian and paying agent under the Indenture; and (3) the Successor Trustee accepts its appointment as trustee, registrar, note custodian and paying agent under the Indenture, and shall be vested with all of the rights, title, interests, capacities, privileges, duties and responsibilities of the trustee, registrar, note custodian and paying agent under the Indenture under the Indenture; provided, however, that the Successor Trustee’s appointment in its capacities as paying agent and registrar are not effective until ten business days after the effective date of the Tripartite Agreement.

The foregoing description of the Tripartite Agreement is qualified in its entirety by reference to the full text of the Tripartite Agreement, a copy of which is filed hereto as Exhibit 4.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation of Series A Preferred Stock of McDermott International, Inc., dated December 2, 2019.

3.2	Certificate of Amendment to the Certificate of Designation of 12% Redeemable Preferred Stock of McDermott International, Inc., dated December 2, 2019.

4.1	Tripartite Agreement, dated as of December 2, 2019, by and among McDermott Technology (Americas), Inc., McDermott Technology (US), Inc., Wells Fargo Bank, National Association and UMB Bank, N.A.

10.1	Warrant Agreement, dated as of December 2, 2019, by and between McDermott International, Inc., Computershare Inc. and Computershare Trust Company, N.A.

10.2	Form of Registration Rights Agreement by and among McDermott International, Inc. and the purchasers party thereto.

10.3

Amended and Restated Forbearance Agreement, dated as of December 6, 2019, by and among McDermott Technology (Americas), Inc., McDermott Technology (US), Inc., McDermott International, Inc., each of the guarantors party thereto, and each of the holders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDERMOTT INTERNATIONAL, INC.

Dated: December 6, 2019

	By:	/s/ John M. Freeman
John M. Freeman Executive Vice President, Chief Legal Officer and Corporate Secretary